PERSONAL GUARANTY

THIS PERSONAL GUARANTY (this “Guaranty”), dated as of May 29, 2025, is made by DAVID E. SOBELMAN, an individual residing in the State of Florida (the “Guarantor”), in favor and for the benefit of CHASE COMMERCIAL REALTY, INC. (D/B/A NAI CHASE), an Alabama corporation (the “Broker”).

1.
Guaranty. In consideration of the substantial direct and indirect benefits derived by the Guarantor from the extensions of credit made by the Broker to Generation Income Properties, L.P., a Delaware limited partnership (the “Obligor”), under the Promissory Note, dated as of May 29, 2025, by and between the Broker and the Obligor (the “Loan Agreement”), the parties hereby agree as follows:
1.1
The Guarantor absolutely, unconditionally, and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment, when due, whether at stated maturity, by acceleration, or otherwise, of all present and future obligations, liabilities, covenants, and agreements required to be observed, performed, or paid by the Obligor whether for principal, interest (including interest accrued after the commencement of any insolvency, bankruptcy or reorganization of the Obligor), costs, expenses, and fees and agrees to pay any and all reasonable costs, fees, and expenses incurred by the Broker in any way related to the enforcement or protection of the Broker’s rights hereunder (collectively, the “Obligations”).
1.2
Notwithstanding any provision herein contained to the contrary, the Guarantor’s liability with respect to the Obligations shall be limited to an amount not to exceed, as of any date of determination, the amount that could be claimed by the Broker from the Guarantor without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, or similar statute or common law.
2.
Guaranty of Payment Absolute and Unconditional; Waivers. This Guaranty is a guaranty of payment and is absolute. The Guarantor agrees that the Broker need not attempt to collect any Obligations from the Obligor to enforce the obligations hereunder. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Agreement, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Broker with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Obligor or any other guarantors, or the Obligor or any other guarantor may be joined in any such action or actions. The liability of the Guarantor under this Guaranty constitutes a primary obligation and not a contract of surety, and to the extent permitted by law, shall be irrevocable, continuing, absolute, and unconditional. The Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to any or all of the following:
2.1
Any lack of validity or enforceability of the Obligations or any agreement or instrument relating thereto.

2.2
Any change in the time, manner, or place of payment of, or in any other term of any of the Obligations, or any other amendment or waiver of, or any consent to depart from, the agreements entered into by the parties, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Obligor or otherwise.
2.3
Any taking, release, or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations.
2.4
Promptness, diligence, notice of acceptance, and any other notice with respect to any of the Obligations and this Guaranty, and any requirement that the Broker exhausts any right or take any action against the Obligor or any other person or entity. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 2.4 is knowingly made in contemplation of such benefits.
2.5
The Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all presently existing and future Obligations.
2.6
Any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Obligations or any existence of or reliance on any representation by the Broker that might vary the risk of the Guarantor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Obligor or any other guarantor or surety.
3.
Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Broker or any other entity upon the insolvency, bankruptcy, or reorganization of the Obligor or otherwise (and whether as a result of any demand, settlement, litigation, or otherwise), all as though such payment had not been made.
4.
Subrogation. The Guarantor will not exercise any rights that he may now or hereafter acquire against the Obligor or other guarantors (if any) that arise from the existence, payment, performance, or enforcement of such Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, whether or not such claim, remedy, or right arises in equity or under contract, statute, or common law, including, without limitation, the right to take or receive from the Obligor or any other guarantor, directly or indirectly, in cash or other property, or by set-off or in any other manner, payment or security solely on account of such claim, remedy, or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full.
5.
Representations and Warranties. The Guarantor represents and warrants that the following are true and correct and that the Guarantor:
5.1
Is an adult individual and is sui juris.

5.2
Is not under any restraint and is not in any respect incompetent to enter into this Guaranty.

5.3
Does not, by the execution, delivery, and performance of this Guaranty,

contravene or cause a default under (a) any contractual restriction binding on or affecting the Guarantor, or (b) any court decree or order binding on or affecting the Guarantor.

5.4
Has received and reviewed the Promissory Note.
5.5
Will not file for protection under the Bankruptcy Code, receivership, and/or any similar assignment of rights to creditors until the Obligations are paid in full.
6.
Miscellaneous. The parties further agree as follows:
6.1
Expenses. The Guarantor shall pay to the Broker, within ten (10) business days, the amount of any and all reasonable expenses, including, without limitation, attorneys’ fees, legal expenses, and brokers’ fees, which the Broker may incur in connection with the enforcement of any the rights, remedies, or powers of the Broker hereunder or with respect to any or all of the Obligations.
6.2
Waivers, Amendments, Remedies. No course of dealing by the Broker and no failure by the Broker to exercise, or delay by the Broker in exercising, any right, remedy, or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power of the Broker. No amendment, modification, or waiver of any provision of this Guaranty and no consent to any departure by the Guarantor therefrom, shall, in any event, be effective unless contained in a writing signed by the Broker, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies, and powers of the Broker, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law, are cumulative and may be exercised by the Broker from time to time in such order as the Broker may elect.
6.3
Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being delivered by electronic means to the party to receive the same at its address set forth below its signature on the signature page hereto or to such other address as either party shall hereafter give to the other by notice duly made under this Section:
6.4
Term; Binding Effect. This Guaranty shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon the Guarantor and its successors and permitted assigns; and (c) inure to the benefit of the Broker and its successors and assigns. Upon the payment in full of the Obligations (a) this Guaranty shall [automatically] terminate and (b) the Broker will, upon the Guarantor’s request and at the Guarantor’s expense, execute and deliver to the Guarantor such documents as the Guarantor shall reasonably request to evidence such termination, all without any representation, warranty, or recourse whatsoever.

6.5
Satisfaction of Obligations. For all purposes of this Guaranty, the payment in full of the Obligations shall be conclusively deemed to have occurred when the Obligations shall have been paid.
6.6
Counterparts, Execution. This Guaranty may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all such counterparts together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to another to physically form one document. Handwritten signatures to this Guaranty or any agreement or document described herein transmitted by email or other similar electronic transmission (for example, through the use of a Portable Document Format or “PDF” file), shall be valid and effective to bind the party so signing. The parties acknowledge and agree that execution of this Guaranty may be accomplished by electronic signature utilizing DocuSign or any other mutually acceptable similar online, electronic, or digital signature technology.
6.7
Governing Law; Venue. This Guaranty shall be construed in accordance with the laws of the State of Alabama. The state court located in Madison County, Alabama shall have jurisdiction over the collection or enforcement of this Guaranty. If any provision of this Guaranty, or any payments pursuant to the terms hereof, are declared invalid or unenforceable by such court, the remainder of this Guaranty and any other payments hereunder shall not be affected thereby and shall continue to be enforceable to the greatest extent permitted by law.
6.8
Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS GUARANTY OR THE LOAN AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE, OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first above written.

By: /s/ David Sobelman

David E. Sobelman

Email Address for Notices: ds@gipreit.com

Address: 3117 W. Oaklyn Avenue, Tampa FL 33609

Date of Birth: October 26, 1971

Copy of Guarantor’s Driver’s License Attached

BROKER:

CHASE COMMERCIAL REALTY, INC. (D/B/A NAI CHASE),

an Alabama corporation

By: /s/ Charles Grelier, Jr.

Name: Charles Grelier, Jr.

Title: President

Email Address for Notices: cgj@chasecommercial.com Post Office Box 18153

Huntsville, Alabama 35804-8153

[Signature Page to Personal Guaranty of David E. Sobelman]